UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 16, 2007
(Date of earliest event reported)

Morgans Hotel Group Co.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51802	16-1736884
(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 277-4100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On February 16, 2007, Royalton Europe Holdings LLC (“Royalton”), a subsidiary of the Morgans Hotel Group Co. (the “Company”), and Walton MG London Investors V, L.L.C. (“Walton”), entered into a joint venture agreement (the “Joint Venture Agreement”) for the ownership and operation of hotels in Europe by Morgans Hotel Group Europe Limited (“Morgans Europe”).  Morgans Europe currently owns, through a subsidiary company, the Sanderson and St. Martins Lane hotels in London, England.  The Company manages both of these hotels under separate hotel management agreements.

The Joint Venture Agreement was executed by the parties upon the sale by Burford Hotels Limited (“Burford”) of its equity interest in Morgans Europe to Walton, and the termination of the Restated Joint Venture Agreement, dated as of June 18, 1998, by and between Ian Schrager Hotels LLC (the predecessor company of Royalton) and Burford, which was previously filed by the Company as Exhibit 10.8 to its Registration Statement on Form S-1/A on December 7, 2005.

The Company continues to own indirectly a 50% equity interest in Morgans Europe and continues to have an equal representation on the Morgans Europe Board of Directors. In the event the parties can not agree on certain specified decisions, such as approving hotel budgets or acquiring a new hotel property, or beginning any time after February 9, 2010, either party has the right to buy all the shares of the other party in Morgans Europe or, if its offer is rejected, require the other party to buy all of its shares at the same offered price per share in cash.

The foregoing summary of the Joint Venture Agreement is qualified in its entirety by reference to the copy of the Joint Venture Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02            Termination of a Material Definitive Agreement.

On February 16, 2007, the Restated Joint Venture Agreement, dated as of June 18, 1998, by and between Ian Schrager Hotels LLC (the predecessor company of Royalton) and Burford, was terminated.  For more information concerning the termination of this agreement, please see the disclosure in Item 1.01 of this Current Report on Form 8-K.

Item 8.01            Other Events.

On February 22, 2007, the Company issued a press release announcing the execution of the Joint Venture Agreement.  A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit Number	Description

10.1	Joint Venture Agreement, dated as of February 16, 2007, by and between Royalton Europe Holdings LLC and Walton MG London Investors V, L.L.C.

99.1	Press Release, dated as of February 22, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.
Date: February 23, 2007	By:	/s/ Richard Szymanski
Richard Szymanski
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Joint Venture Agreement, dated as of February 16, 2007, by and between Royalton Europe Holdings LLC and Walton MG London Investors V, L.L.C.

99.1	Press Release, dated as of February 22, 2007